                                                                   EXHIBIT 10.48


                               IHF Capital, Inc.
                              IHF Holdings, Inc.
                          ICON Health & Fitness, Inc.
                             1500 South 1000 West
                              Logan, Utah  84321

                              FIRST AMENDMENT TO
                        WATTERSON EMPLOYMENT AGREEMENT





                                     September 6, 1996



Scott R. Watterson
560 South 1000 East
Logan, UT  843421

Dear Scott:

     Reference is made to the Employment Agreement dated as of November 14, 1994 (the "Employment Agreement") among IHF Capital, Inc. (the "Company"), IHF Holdings, Inc. and ICON Health & Fitness, Inc. (the "Principal Subsidiaries") and you (the "Employee"). Terms defined in the Employment Agreement and not otherwise defined herein are used herein as so defined.

     You hereby agree with the undersigned as follows:

1.   Amendments. The Employment Agreement is hereby amended as follows:
     ----------

     1.1 The title "President and Chief Operating Officer" in Section 1.1 of the Employment Agreement is deleted and replaced with the title "Chairman and Chief Executive Officer".

     1.2 The title "President and Chief Operating Officer" in section 2.2 of the Employment Agreement is deleted and replaced with the title "Chairman and Chief Executive Officer."

     1.3 Effective as of June 1, 1995, the annual base salary to be paid to EMPLOYEE pursuant to section 3.1 of the Employment Agreement is revised from "THREE HUNDRED THOUSAND DOLLARS ($300,000)" to "FOUR HUNDRED FIFTY THOUSAND DOLLARS ($450,000)".

     1.4 The lead-in clause of section 4.1 of the Employment Agreement is deleted and replaced with:

               "The EMPLOYEE shall receive with respect to the fiscal years ended May 31, 1996 and 1997 and each fiscal year thereafter during the Term an annual bonus equal respectively to 1.3% for fiscal 1996, 1.4% for fiscal 1997 and for fiscal years thereafter a percentage determined by the Board of Directors of COMPANY or the Compensation Committee thereof which is at least as great as 1.4% of the consolidated pre-interest (excluding revolving credit interest), pre-tax, pre-bonus profits of COMPANY for such fiscal year (In calculating consolidated pre-interest (excluding revolving credit interest), pre-tax, pre-bonus profits of the Company, there shall be added back any extraordinary and/or unusual, one-time or non-recurring charges such as, but not limited to, those arising in connection with settlement of the Weider litigation and HealthRider, Inc. acquisition) provided:"

     1.5 Section 4.3 is amended by deleting the words "on the 75th day after the end of each such fiscal year." and inserting in place thereof the following:

               "in accordance with the Company's previous practice, with a first installment equal to forty percent (40%) of a good faith estimate of the bonus for such year to be paid during the month of December of such year and a final installment to be paid as promptly or reasonably practicable after the end of, but not later than the 75th day after the end of , each such fiscal year."

     1.6 The title "President and Chief Operating Officer" in section 5.1 of the Employment Agreement is deleted and replaced with the title "Chairman and Chief Executive Officer".

     1.7 The second sentence of Section 9.3 of the Employment Agreement is deleted and replaced with the following:

               "In the event the EMPLOYEE has given such a notice to the COMPANY, the COMPANY may, at its option, terminate EMPLOYEE's employment."

     1.8 Section 9.4 of the Employment Agreement is replaced with the following:

               "The Company may terminate the TERM by sending a notice in writing to the EMPLOYEE."

     1.9 Reference to Section 9.4 and 9.5 is deleted from Section 9.7 of the Employment Agreement. The following new Section 9.8 is inserted after
          Section 9.7 of the Employment Agreement:

          "9.8. In the event of the termination of the TERM by virtue of Section 9.3, 9.4 or 9.5, COMPANY shall pay to EMPLOYEE a severance pay equal to EMPLOYEE's base salary then in effect and the bonus referred to in
          Section 4 hereof, pro-rated for the period of the payment, for two years following the termination of the TERM. The bonuses shall be paid to EMPLOYEE within ninety (90) days from the end of COMPANY's applicable fiscal year, and the base salary shall be paid to EMPLOYEE on the same payment schedule as was applicable to EMPLOYEE during his employment."

     1.10 Reference to Scott R. Watterson in Section 10.2(c) is deleted and replaced with reference to Gary E. Stevenson.

     1.11 Section 10.3 of the Employment Agreement is replaced with the following:

               "Notwithstanding the foregoing, if termination of employment occurs under Section 9.3, 9.4 or 9.5, the period stipulated by Section
          10.1 is reduced to two (2) years; provided, however, that such period
                                            --------  -------
          shall be extended by written notice to EMPLOYEE within 30 days of such termination up to two (2) years (i.e., up to a total of four (4) years from the termination of EMPLOYEE's employment) to the extent that COMPANY, at its option, pays to EMPLOYEE a severance pay equal to EMPLOYEE's base salary then in effect and the bonus referred to in
          Section 4 hereof, pro-rated for the period of the payment, for a period of up to an additional two years beyond that required to be paid by COMPANY to EMPLOYEE under Section 9.4. If paid at COMPANY's option, such bonuses are to be paid within ninety (90) days from the end of COMPANY's applicable fiscal year, and the base salary shall be paid to EMPLOYEE on the same payment schedule as was applicable to EMPLOYEE during his employment."

2.   Options.  On or prior to the date hereof, the Company has granted the
     -------
EMPLOYEE the options (including reset options) set forth on Exhibit A hereto.

3.   Bonus.  Upon the execution and delivery hereof, the Company shall pay the
     -----
EMPLOYEE a one-time bonus of $ __________ [allocated portion of $700,000].

4.   Miscellaneous.  This Agreement embodies the entire agreement between the
     -------------
parties hereto concerning the subject matters herein and supersedes all previous discussions, correspondence, understandings or agreements, whether written or oral, with respect to such subject matters. Notwithstanding the foregoing, nothing herein shall amend, modify, supersede or otherwise affect the Non-Competition Agreement dated as of November 14, 1994 among ICON Health & Fitness, Inc., Weider Health and Fitness, Gary E. Stevenson and Scott R. Watterson. This agreement may be executed in counterparts, each of which shall be an original but all of which together shall constitute one agreement, which shall be binding upon and inure to the benefit of the parties, their heirs, executors, administrators, successors and permitted assigns, and shall be governed by and construed in accordance with the domestic substantive laws of the State of Utah, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. Except to the extent amended hereby, the Employment Agreement has not been otherwise amended, modified or superseded, and the provisions of the Employment Agreement as amended hereby are hereby confirmed as in full force and effect.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign the enclosed copy of this letter in the space provided below and return it to the undersigned, whereupon this letter shall be a binding agreement by you and the undersigned.

                              Very truly yours,

                              IHF CAPITAL, INC.



                              By:
                                 --------------------------
                                 Name:
                                 Title:


                              IHF HOLDINGS, INC.



                              By:
                                 --------------------------
                                 Name:
                                 Title:


                              ICON HEALTH & FITNESS, INC.



                              By:
                                 --------------------------
                                 Name:
                                 Title:

Accepted and agreed to


- ------------------------------
Scott R. Watterson, individually

                                   Exhibit A

                    Options Granted to Scott R. Watterson/1/


(a)        Prior Grants
           ------------
                                           Strike
               Date       Options          Price
               ----       -------          ------

               June 95    38,347           $5.80

(b)        Current Grants
           --------------

                                           Strike
               Date       Options          Price
               ----       -------          ------

               May 96     341,053          $5.80

(c)        Reset Grants (Existing Performance Options)
           -------------------------------------------

                                           Strike
               Date       Options          Price
               ----       -------          ------

               March 96   90,588           $8.92

(d)        Vesting
           -------

           June 95 Grants:      Fully vested.
           Current Grants:      Fully vested.
           Reset Grants:        See section 6.1 of the Employment
                                Agreement




- -------------------------

      /1/   All Option numbers in this schedule are Class A shares, prior to giving effect to any stock split effected in connection with the proposed IPO. This schedule excludes any preferred stock options held.